SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2016

GeneSYS ID, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-193800	27-2928918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Green Valley Parkway, Suite 300 Henderson, NV	89012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-800-4620

_______________________________________ ______________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2016, Susan Von Kutzner resigned as a member of our Board of Directors. Ms. Kutzner’s departure with our company was not the result of any disagreements with us regarding operations, policies, accounting practices or otherwise.

On December 13, 2016, our Board of Directors appointed Dr. Mary Ellen Renna to serve as a member of the Board of Directors. Dr. Renna accepted the appointment on December 21, 2016.

Dr. Renna is a board certified pediatrician and nutrition specialist. From 2012 to the present, she has been working for PROHEALTH Partner M.D. From 1997 to the present, she has been the founding and senior partner of NEXT GENERATION PEDS. She also performs consulting work for litigated matters. She received her M.D. at New York University School of Medicine. She served her residency at North Shore University Hospital.

Aside from that provided above, Dr. Renna does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Dr. Renna is qualified to serve on our Board of Directors because of her experience and expertise in the healthcare industry. Her initial term shall last until the next annual meeting of the shareholders or until removed by other action as allowed by the corporate bylaws.

There were no arrangements or understandings between Dr. Renna and any other persons pursuant to which such individual was selected as a Director of our company.

Pursuant to our Director Compensation Policy, directors shall receive an initial option to purchase 250,000 shares of our common stock at a 50% discount to market that will vest immediately. Thereafter, directors are entitled to (a) a $10,000 annual cash retainer, payable in equal quarterly installments, (b) an annual grant of an option to purchase 250,000 shares of our common stock at a 50% discount to market that vests monthly and will fully vest in one year from issuance, and (c) $1,000 for each board meeting attended in person (or $500 if attended by teleconference) and additional compensation if serving as chairperson or committee participation. Directors have the option to take cash compensation in the form of our common stock at fair market value.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeneSYS ID, Inc.

/s/ Lorraine Yarde

Lorraine Yarde

CEO

Date: January 11, 2017

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